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                                                                     EXHIBIT 3.2

                                   * * * * * *

                                     BYLAWS

                                       OF

                               LAI WORLDWIDE, INC.

                                  * * * * * * *

                          As adopted December 23, 1998



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                                     BYLAWS
                                       OF
                               LAI WORLDWIDE, INC.



                                TABLE OF CONTENTS


Title                                                                                          Page
-----                                                                                          ----

ARTICLE I
OFFICES........................................................................................  1
        Section  1.    Principal Office........................................................  1
        Section  2.    Other Offices...........................................................  1

ARTICLE II
STOCKHOLDERS...................................................................................  1
        Section  1.    Annual Meeting..........................................................  1
        Section  2.    Special Meetings........................................................  1
        Section  3.    Place of Meeting........................................................  1
        Section  4.    Notice of Meeting.......................................................  2
        Section  5.    Notice of Adjourned Meeting.............................................  2
        Section  6.    Waiver of Call and Notice of Meeting....................................  2
        Section  7.    Quorum..................................................................  2
        Section  8.    Adjournment:  Quorum for Adjourned Meeting..............................  2
        Section  9.    Voting on Matters Other Than Election of Directors......................  3
        Section 10.    Voting for Directors....................................................  3
        Section 11.    Voting Lists............................................................  3
        Section 12.    Voting of Shares........................................................  3
        Section 13.    Proxies.................................................................  3
        Section 14.    Inspectors..............................................................  3

ARTICLE III
BOARD OF DIRECTORS.............................................................................  4
        Section  1.    General Powers..........................................................  4
        Section  2.    Number, Tenure and Qualifications.......................................  4
        Section  3.    Annual Meeting..........................................................  4
        Section  4.    Regular Meetings........................................................  4
        Section  5.    Special Meetings........................................................  4
        Section  6.    Notice..................................................................  5
        Section  7.    Quorum..................................................................  5
        Section  8.    Adjournment:  Quorum for Adjourned Meeting..............................  5
        Section  9.    Manner of Acting........................................................  5
        Section 10.    Removal.................................................................  5
        Section 11.    Vacancies...............................................................  5

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
        Section 12.    Compensation............................................................  6
        Section 13.    Presumption of Assent...................................................  6
        Section 14.    Informal Action by Board................................................  6
        Section 15.    Meeting by Telephone, Etc...............................................  6

ARTICLE IV
OFFICERS.......................................................................................  6
        Section  1.    Number..................................................................  6
        Section  2.    Appointment and Term of Office..........................................  6
        Section  3.    Resignation.............................................................  7
        Section  4.    Removal.................................................................  7
        Section  5.    Vacancies...............................................................  7
        Section  6.    Duties of Officers......................................................  7
        Section  7.    Salaries................................................................  7
        Section  8.    Delegation of Duties....................................................  7
        Section  9.    Disaster Emergency Powers of Acting Officers............................  7

ARTICLE V
EXECUTIVE AND OTHER COMMITTEES.................................................................  8
        Section  1.    Creation of Committees..................................................  8
        Section  2.    Executive Committee.....................................................  8
        Section  3.    Other Committees........................................................  8
        Section  4.    Removal or Dissolution..................................................  8
        Section  5.    Vacancies on Committees.................................................  8
        Section  6.    Meetings of Committees..................................................  9
        Section  7.    Absence of Committee Members............................................  9
        Section  8.    Quorum of Committees....................................................  9
        Section  9.    Manner of Acting of Committees..........................................  9
        Section 10.    Minutes of Committees...................................................  9
        Section 11.    Compensation............................................................  9
        Section 12.    Informal Action.........................................................  9

ARTICLE VI
INDEMNIFICATION OF DIRECTORS AND OFFICERS......................................................  9
        Section  1.    General.................................................................  9
        Section  2.    Actions by or in the Right of this Corporation.......................... 10
        Section  3.    Obligation to Indemnify................................................. 10
        Section  4.    Determination that Indemnification is Proper............................ 10
        Section  5.    Evaluation and Authorization............................................ 11
        Section  6.    Prepayment of Expenses.................................................. 11
        Section  7.    Nonexclusivity and Limitations.......................................... 11
        Section  8.    Continuation of Indemnification Right................................... 11
        Section  9.    Insurance............................................................... 12



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
ARTICLE VII
INTERESTED PARTIES............................................................................. 12
        Section  1.    General................................................................. 12
        Section  2.    Determination of Quorum................................................. 12
        Section  3.    Approval by Stockholders................................................ 12

ARTICLE VIII
CERTIFICATES OF STOCK.......................................................................... 13
        Section  1.    Certificates for Shares................................................. 13
        Section  2.    Signatures of Past Officers............................................. 13
        Section  3.    Transfer Agents and Registrars.......................................... 13
        Section  4.    Transfer of Shares...................................................... 14
        Section  5.    Lost Certificates....................................................... 14

ARTICLE IX
RECORD DATE.................................................................................... 14
        Section  1.    Record Date for Stockholder Actions..................................... 14
        Section  2.    Record Date for Dividend and Other Distributions........................ 15

ARTICLE X
DIVIDENDS...................................................................................... 15

ARTICLE XI
FISCAL YEAR.................................................................................... 15

ARTICLE XII
SEAL........................................................................................... 15

ARTICLE XIII
STOCK IN OTHER CORPORATIONS.................................................................... 15

ARTICLE XIV
AMENDMENTS..................................................................................... 16

ARTICLE XV
EMERGENCY BYLAWS............................................................................... 16
        Section  1.    Scope of Emergency Bylaws............................................... 16
        Section  2.    Call and Notice of Meeting.............................................. 16
        Section  3.    Quorum and Voting....................................................... 16
        Section  4.    Appointment of Temporary Directors...................................... 16
        Section  5.    Modification of Lines of Succession..................................... 17
        Section  6.    Change of Principal Office.............................................. 17
        Section  7.    Limitation of Liability................................................. 17
        Section  8.    Amendment or Repeal..................................................... 17

ARTICLE XVI
PRECEDENCE OF LAW AND ARTICLES OF INCORPORATION................................................ 17


                                       iii

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                                     BYLAWS

                                       OF

                               LAI WORLDWIDE, INC.


                                    ARTICLE I

                                     OFFICES

        Section 1. Principal Office. The principal office of LAI WORLDWIDE, INC. (this "Corporation") shall be at such place within or without the State of Florida as the Board of Directors of this Corporation (the "Board of Directors" or the "Board") or the officers of this Corporation acting within their authority shall from time to time determine.

        Section 2. Other Offices. This Corporation may also have offices at such other places both within and without the State of Florida as the Board of Directors or the officers of this Corporation acting within their authority may from time to time determine or the business of this Corporation may require.


                                   ARTICLE II

                                  STOCKHOLDERS

         Section 1. Annual Meeting. The annual meeting of the stockholders shall be held between January 1 and December 31, inclusive, in each year for the purpose of electing directors and for the transaction of such other proper business as may come before the meeting, the exact date to be established by the Board of Directors from time to time.

         Section 2. Special Meetings. Special meetings of the stockholders may be called, for any purpose or purposes, by the Board of Directors, the Chairman of the Board (if one is so appointed) or the President and shall be called by the President or the Secretary if the holders of not less than 33-1/3% percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting sign, date and deliver to this Corporation's Secretary one or more written demands for a special meeting, describing the purpose(s) for which it is to be held. Special meetings of the stockholders of this Corporation may not be called by any other person or persons. Notice and call of any such special meeting shall state the purpose or purposes of the proposed meeting, and business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice thereof.

         Section 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Florida, as the place of meeting for any annual or special meeting of

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the stockholders. If no designation is made, the place of meeting shall be the principal executive office of this Corporation.

         Section 4. Notice of Meeting. Written notice stating the place, day and hour of an annual or special meeting and the purpose or purposes for which it is called shall be given no fewer than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, except that no notice of a meeting need be given to any stockholder for which notice is not required to be given under law. Notice may be delivered personally, via United States mail, telegraph, teletype, facsimile or other electronic transmission, or by private mail carriers handling nationwide mail services, by or at the direction of the President, the Secretary, the Board of Directors, or the person(s) calling the meeting. If mailed via United States mail, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at the stockholder's address as it appears on the stock transfer books of this Corporation, with postage thereon prepaid. If the notice is mailed at least 30 days before the date of the meeting, the mailing may be done by a class of United States mail other than first class.

         Section 5. Notice of Adjourned Meeting. If an annual or special stockholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, a new record date for the adjourned meeting is or must be fixed under law, notice of the adjourned meeting must be given to persons who are stockholders as of the new record date and who are otherwise entitled to notice of such meeting.

         Section 6. Waiver of Call and Notice of Meeting. Call and notice of any stockholders' meeting may be waived by any stockholder before or after the date and time stated in the notice. Such waiver must be in writing signed by the stockholder and delivered to this Corporation. Neither the business to be transacted at nor the purpose of any special or annual meeting need be specified in such waiver. A stockholder's attendance at a meeting (a) waives such stockholder's ability to object to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (b) waives such stockholder's ability to object to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented.

         Section 7. Quorum. Except as otherwise provided in these Bylaws or in the Articles of Incorporation of this Corporation, as amended from time to time (the "Articles of Incorporation"), a majority of the outstanding shares of this Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of the stockholders. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting, and the withdrawal of stockholders after a quorum has been established at a meeting shall not effect the validity of any action taken at the meeting or any adjournment thereof.

         Section 8. Adjournment: Quorum for Adjourned Meeting. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn

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the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented or deemed to be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

         Section 9. Voting on Matters Other Than Election of Directors. At any meeting at which a quorum is present, action on any matter other than the election of directors shall be approved if the votes cast by the holders of shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by law, the Articles of Incorporation or these Bylaws.

         Section 10. Voting for Directors. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present.

         Section 11. Voting Lists. At least ten (10) days prior to each meeting of stockholders, the officer or agent having charge of the stock transfer books for shares of this Corporation shall make a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, with the address and the number, class and series (if any) of shares held by each, which list shall be subject to inspection by any stockholder during normal business hours for at least ten (10) days prior to the meeting. The list also shall be available at the meeting and shall be subject to inspection by any stockholder at any time during the meeting or its adjournment. The stockholders list shall be prima facie evidence as to who are the stockholders entitled to examine such list or the transfer books and to vote at any meeting of the stockholders.

         Section 12. Voting of Shares. Except as otherwise provided by law or in the Articles of Incorporation, each stockholder entitled to vote shall be entitled at every meeting of the stockholders to one vote in person or by proxy on each matter for each share of voting stock held by such stockholder. Such right to vote shall be subject to the right of the Board of Directors to close the transfer books or to fix a record date for voting stockholders as hereinafter provided. Treasury shares, and shares of stock of this Corporation owned directly or indirectly by another corporation the majority of the voting stock of which is owned or controlled by this Corporation, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares.

         Section 13. Proxies. At all meetings of stockholders, a stockholder may vote by proxy, executed in writing and delivered to this Corporation in the original or transmitted via telegram, or as a photographic, photostatic or equivalent reproduction of a written proxy by the stockholder or by the stockholder's duly authorized attorney-in-fact; but, no proxy shall be valid after eleven (11) months from its date, unless the proxy provides for a longer period. Each proxy shall be filed with the Secretary of this Corporation before or at the time of the meeting. In the event that a proxy shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one is present, that one, shall have all of the powers conferred by the proxy upon all the persons so designated, unless the instrument shall provide otherwise.

         Section 14. Inspectors. For each meeting of the stockholders, the Board of Directors or the President may appoint one or more inspectors to supervise the voting; and, if one or more inspectors are so appointed, all questions respecting the qualification of any vote, the validity of any

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proxy, and the acceptance or rejection of any vote shall be decided by such inspector(s). Before acting at any meeting, the inspector(s) shall take an oath to execute their duties with strict impartiality and according to the best of their ability. If any inspector shall fail to be present or shall decline to act, the President shall appoint another inspector to act in his or her place. In case of a tie vote by the inspectors on any question, the presiding officer shall decide the issue.


                                   ARTICLE III

                               BOARD OF DIRECTORS

         Section 1. General Powers. The business and affairs of this Corporation shall be managed by its Board of Directors, which may exercise all such powers of this Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation or these Bylaws directed or required to be exercised or done only by the stockholders.

         Section 2. Number, Tenure and Qualifications. The number of directors of the Corporation shall be not less than three (3) nor more than twelve (12), the number of the same to be fixed by resolution adopted by a vote of a majority of the then authorized number of directors; provided that no decrease in the number of directors shall have the effect of shortening the term of any then incumbent director. Each director shall hold office until his or her term of office expires and until such director's successor is duly elected and qualifies, unless such director sooner dies, resigns or is removed by the stockholders at any annual or special meeting. It shall not be necessary for directors to be stockholders. All directors shall be natural persons who are 18 years of age or older.

         Section 3. Annual Meeting. The Board of Directors shall hold an annual meeting for the purpose of the election of officers and the transaction of such other business as may come before the meeting. If no other date, place and/or time is set by the Board for such meeting, the same shall be held at the same place as and immediately following the annual meeting of stockholders; and, if a majority of the directors are present at such place and time, no prior notice of such meeting shall be required to be given to the directors.

         Section 4. Regular Meetings. Regular meetings of the Board of Directors may be held without notice from time to time on such date(s), at such time(s) and at such place(s) as shall have been determined in advance in accordance with a schedule, resolution or other action duly adopted or taken by the Board of Directors.

         Section 5. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if there be one, or the President. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meetings of the Board of Directors called by such person or persons, as the case may be. If no such designation is made, the place of meeting shall be the principal executive office of this Corporation. Notice of any special meeting of the Board shall be given, unless waived, in accordance with Section 6 of this Article.


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         Section 6. Notice. Whenever notice of a meeting is required, written notice stating the place, day and hour of the meeting shall be delivered at least two (2) days prior thereto to each director, either personally, or by United States mail, telegraph, teletype, facsimile or other form of electronic communication, or by private mail carriers handling nationwide mail services, to the director's business address. If notice is given by United States mail, such notice shall be deemed to be delivered five (5) days after deposited in the United States mail so addressed with postage thereon prepaid or when received, if such date is earlier. If notice is given by telegraph, teletype, facsimile transmission or other form of electronic communication or by private mail carriers handling nationwide mail services, such notice shall be deemed to be delivered when received by the director. Any director may waive notice of any meeting, either before, at or after such meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and so states at the beginning of the meeting or promptly upon arrival at the meeting.

         Section 7. Quorum. A majority of the total number of directors as determined from time to time to comprise the Board of Directors shall constitute a quorum.

         Section 8. Adjournment; Quorum for Adjourned Meeting. If less than a majority of the total number of directors are present at a meeting, a majority of the directors so present may adjourn the meeting from time to time without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

         Section 9. Manner of Acting. If a quorum is present when a vote is taken, the act of a majority of the directors present at the meeting shall be the act of the Board of Directors unless otherwise provided in the Articles of Incorporation.

         Section 10. Removal. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of this Corporation may be removed from office at any annual or special meeting of stockholders by the affirmative vote of at least a majority of the then outstanding shares of Common Stock of this Corporation. Notice of any such annual or special meeting of stockholders shall state that the removal of a director or directors is among the purposes of the meeting and shall state the grounds therefor. Directors may not be removed by the stockholders without cause.

         Section 11. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next stockholders' meeting at which directors are elected (or, if permitted under applicable law, until the expiration of the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred)and until such director's successor is duly elected and qualifies, unless such director sooner dies, resigns or is removed by the stockholders at any annual or special meeting. A director elected by stockholders to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office.

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         Section 12. Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid compensation for attendance at each meeting of the Board of Directors or for serving as directors. No payment shall preclude any director from serving this Corporation in any other capacity and receiving compensation therefor.

         Section 13. Presumption of Assent. A director of this Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such director objects at the beginning of the meeting (or promptly upon his or her arrival) to the holding of the meeting or the transacting of specified business at the meeting or such director votes against such action or abstains from voting in respect of such matter.

         Section 14. Informal Action by Board. Any action required or permitted to be taken by any provisions of law, the Articles of Incorporation or these Bylaws at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if each and every member of the Board or of such committee, as the case may be, signs a written consent thereto and such written consent is filed in the minutes of the proceedings of the Board or such committee, as the case may be. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date, in which case it is effective on the date so specified.

         Section 15. Meeting by Telephone, Etc. Directors or the members of any committee thereof shall be deemed present at a meeting of the Board of Directors or of any such committee, as the case may be, if the meeting is conducted using a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.


                                   ARTICLE IV

                                    OFFICERS

         Section 1. Number. The officers of this Corporation shall consist of a Chief Executive Officer, a President, a Secretary and a Treasurer, each of whom shall be appointed by the Board of Directors. The Board of Directors may also appoint a Chairman of the Board, who may be an officer of this Corporation if the Board so determines, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers and such other officers as the Board of Directors shall deem appropriate. The same individual may simultaneously hold more than one office in this Corporation.

         Section 2. Appointment and Term of Office. The officers of this Corporation shall be appointed annually by the Board of Directors at its annual meeting. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until such officer's successor is duly appointed and qualifies, unless such officer sooner dies, resigns or is removed by the Board. The appointment of an officer does not itself create contract rights.


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         Section 3. Resignation. An officer may resign at any time by delivering notice to this Corporation. A resignation shall be effective when the notice is delivered unless the notice specifies a later effective date. An officer's resignation shall not affect this Corporation's contract rights, if any, with the officer.

         Section 4. Removal. The Board of Directors may remove any officer at any time with or without cause. An officer's removal shall not affect the officer's contract rights, if any, with this Corporation.

         Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

         Section 6. Duties of Officers. The Chairman of the Board of this Corporation, or the President if there shall not be a Chairman of the Board, shall preside at all meetings of the Board of Directors and of the stockholders. The Chief Executive Officer shall be the chief executive officer of this Corporation. The Secretary shall be responsible for preparing minutes of the directors' and stockholders' meetings and for authenticating records of this Corporation. Subject to the foregoing, the officers of this Corporation shall have such powers and duties as ordinarily pertain to their respective offices and such additional powers and duties specifically conferred by law, the Articles of Incorporation and these Bylaws, or as may be assigned to them from time to time by the Board of Directors or an officer authorized by the Board of Directors to prescribe the duties of other officers.

         Section 7. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, by any duly appointed committee thereof, or otherwise as approved by the Board, and no officer shall be prevented from receiving a salary or other compensation by reason of the fact that the officer is also a director of this Corporation.

         Section 8. Delegation of Duties. In the absence or disability of any officer of this Corporation, or for any other reason deemed sufficient by the Board of Directors, the Board may delegate the powers or duties of such officer to any other officer or to any other director for the time being.

         Section 9. Disaster Emergency Powers of Acting Officers. Unless otherwise expressly prescribed by action of the Board of Directors taken pursuant to Article XV of these Bylaws, if, as a result of some catastrophic event, a quorum of this Corporation's directors cannot readily be assembled and the Chief Executive Officer is unable to perform the duties of the office of Chief Executive Officer and/or other officers are unable to perform their duties, (a) the powers and duties of Chief Executive Officer shall be held and performed by that officer of this Corporation highest on the list of successors (adopted by the Board of Directors for such purpose) who shall be available and capable of holding and performing such powers and duties; and, absent any such prior designation, by the President; or, if the President is not available and capable of holding and performing such powers and duties, then by that Vice President who shall be available and capable of holding and performing such powers and duties whose surname commences with the earliest letter of the alphabet among all such Vice Presidents; or, if no Vice President is available and capable of holding and performing such powers and duties, then by the Secretary; or, if the Secretary is likewise unavailable,

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by the Treasurer; (b) the officer so selected to hold and perform such powers and duties shall serve as Acting Chief Executive Officer until the Chief Executive Officer again becomes capable of holding and performing the powers and duties of Chief Executive Officer, or until the Board of Directors shall have elected a new Chief Executive Officer or designated another individual as Acting Chief Executive Officer; (c) such officer (or the Chief Executive Officer, if such person is still serving) shall have the power, in addition to all other powers granted to the Chief Executive Officer by law, the Articles of Incorporation, these Bylaws and the Board of Directors, to appoint acting officers to fill vacancies that may have occurred, either permanently or temporarily, by reason of such disaster or emergency, each of such acting appointees to serve in such capacity until the officer for whom the acting appointee is acting is capable of performing the duties of such office, or until the Board of Directors shall have designated another individual to perform such duties or shall have elected or appointed another person to fill such office;
(d) each acting officer so appointed shall be entitled to exercise all powers invested by law, the Articles of Incorporation, these Bylaws and the Board of Directors in the office in which such person is serving; and (e) anyone transacting business with this Corporation may rely upon a certificate signed by any two officers of this Corporation that a specified individual has succeeded to the powers and duties of the Chief Executive Officer or such other specified office. Any person, firm, corporation or other entity to which such certificate has been delivered by such officers may continue to rely upon it until notified of a change by means of a writing signed by two officers of this corporation.


                                    ARTICLE V

                         EXECUTIVE AND OTHER COMMITTEES

         Section 1. Creation of Committees. The Board of Directors may designate an Executive Committee and one or more other committees, each to consist of two
(2) or more of the directors of this Corporation.

         Section 2. Executive Committee. The Executive Committee, if there shall be one, shall consult with and advise the officers of this Corporation in the management of its business, and shall have, and may exercise, except to the extent otherwise provided in the resolution of the Board of Directors creating such Executive Committee, such powers of the Board of Directors as can be lawfully delegated by the Board.

         Section 3. Other Committees. Such other committees, to the extent provided in the resolution or resolutions creating them, shall have such functions and may exercise such powers of the Board of Directors as can be lawfully delegated.

         Section 4. Removal or Dissolution. Any Committee of the Board of Directors may be dissolved by the Board at any meeting; and any member of such committee may be removed by the Board of Directors with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 5. Vacancies on Committees. Vacancies on any committee of the Board of Directors shall be filled by the Board of Directors at any regular or special meeting.

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



         Section 6. Meetings of Committees. Regular meetings of any committee of the Board of Directors may be held without notice from time to time on such date(s), at such time(s) and at such place(s) as shall have been determined in advance in accordance with a schedule, resolution or other action duly adopted or taken by such committee and special meetings of any such committee may be called by any member thereof upon two (2) days notice of the date, time and place of the meeting given to each of the other members of such committee, or on such shorter notice as may be agreed to in writing by each of the other members of such committee, given either personally or in the manner provided in Section 6 of Article III of these Bylaws (pertaining to notice for directors' meetings).

         Section 7. Absence of Committee Members. The Board of Directors may designate one or more directors as alternate members of any committee of the Board of Directors, who may replace at any meeting of such committee, any member not able to attend.

         Section 8. Quorum of Committees. At all meetings of committees of the Board of Directors, a majority of the total number of members of the committee as determined from time to time shall constitute a quorum for the transaction of business.

         Section 9. Manner of Acting of Committees. If a quorum is present when a vote is taken, the act of a majority of the members of any committee of the Board of Directors present at the meeting shall be the act of such committee.

         Section 10. Minutes of Committees. Each committee of the Board of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

         Section 11. Compensation. Members of any committee of the Board of Directors may be paid compensation in accordance with the provisions of Section 12 of Article III of these Bylaws (pertaining to compensation of directors).

         Section 12. Informal Action. Any committee of the Board of Directors may take such informal action and hold such informal meetings as allowed by the provisions of Sections 14 and 15 of Article III of these Bylaws.


                                   ARTICLE VI

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 1. General. To the fullest extent permitted by law, this Corporation shall be entitled but, subject to Sections 2 and 3 below, not obligated to indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (other than an action by or in the right of this Corporation), whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal, by reason of the fact that such person is or was a director or officer of this Corporation or is or was serving at the request of this Corporation as a director, officer, employee, agent, trustee or fiduciary of another corporation, partnership, joint venture, trust (including, without limitation, an employee benefit trust) or other enterprise, against judgments, amounts paid in settlement, penalties, fines (including an excise tax assessed with respect to any employee benefit plan) and expenses (including attorneys' fees, paralegals' fees and court costs) actually and reasonably incurred in connection with any such action, suit or other proceeding, including any appeal thereof, if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of this Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any such action, suit or other proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that such person reasonably believed to be in, or not opposed to, the best interests of this Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

         Section 2. Actions by or in the Right of this Corporation. To the fullest extent permitted by law, whenever indemnification is proper as determined below, this Corporation shall be obligated to indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (as further described in Section 1 of this Article VI) by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of this Corporation or is or was serving at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees, paralegals' fees and court costs) and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expenses of litigating the action, suit or other proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such action, suit or other proceeding, including any appeal thereof, if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of this Corporation, except that no indemnification shall be made under this
Section 2 in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such action, suit or other proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses that such court shall deem proper.

         Section 3. Obligation to Indemnify. To the extent that a director or officer has been successful on the merits or otherwise in defense of any action, suit or other proceeding referred to in Section 1 or Section 2 of this Article VI, or in the defense of any claim, issue or matter therein, such person shall, upon application, be indemnified against expenses (including attorneys' fees, paralegals' fees and court costs) actually and reasonably incurred by such person in connection therewith.

         Section 4. Determination that Indemnification is Proper. Indemnification pursuant to Section 1 or Section 2 of this Article VI, unless made under the provisions of Section 3 of this Article VI or unless otherwise made pursuant to a determination by a court, shall be made by this Corporation only as authorized in the specific case upon a determination that the indemnification is proper in the circumstances because the indemnified person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI. Such determination shall be made either

(1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or other proceeding to which the indemnification relates; (2) if such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (the designation being one in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to such action, suit or other proceeding; (3) by independent legal counsel (i) selected by the Board of Directors in accordance with the requirements of subsection (1) or by a committee designated under subsection (2) or (ii) if a quorum of the directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full Board of Directors (the vote being one in which directors who are parties may participate); or (4) by the stockholders by a majority vote of a quorum consisting of stockholders who were not parties to such action, suit or other proceeding or, if no such quorum is obtainable, by a majority vote of stockholders who were not parties to such action, suit or other proceeding.

         Section 5. Evaluation and Authorization. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as is prescribed in Section 4 of this Article VI for the determination that indemnification is permissible; provided, however, that if the determination as to whether indemnification is permissible is made by independent legal counsel, the persons who selected such independent legal counsel shall be responsible for evaluating the reasonableness of expenses and may authorize indemnification.

         Section 6. Prepayment of Expenses. Expenses (including attorneys' fees, paralegals' fees and court costs) incurred by a director or officer in defending a civil or criminal action, suit or other proceeding referred to in Section 1 or
Section 2 of this Article VI may, in the discretion of the Board of Directors, be paid by this Corporation in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if such person is ultimately found not to be entitled to indemnification by this Corporation pursuant to this Article VI.

         Section 7. Nonexclusivity and Limitations. The indemnification and advancement of expenses provided pursuant to this Article VI shall not be deemed exclusive of any other rights to which a person may be entitled under any law, Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in any other capacity while holding office with this Corporation, and shall continue as to any person who has ceased to be a director or officer and shall inure to the benefit of such person's heirs and personal representatives. The Board of Directors may, at any time, approve indemnification of or advancement of expenses to any other person that this Corporation has the power by law to indemnify, including, without limitation, employees and agents of this Corporation. In all cases not specifically provided for in this Article VI, indemnification or advancement of expenses shall not be made to the extent that such indemnification or advancement of expenses is expressly prohibited by law.

         Section 8. Continuation of Indemnification Right. Unless expressly otherwise provided when authorized or ratified by this corporation, indemnification and advancement of expenses as provided for in this Article VI shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person. For purposes of this Article VI, the term "corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director or officer of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this Article VI with respect to the resulting or surviving corporation as such person would have been with respect to such constituent corporation if its separate existence had continued.

         Section 9. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of this Corporation, or who is or was serving at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not this Corporation would have the power to indemnify such person against the liability under
Section 1 or Section 2 of this Article VI.


                                   ARTICLE VII

                               INTERESTED PARTIES

         Section 1. General. No contract or other transaction between this Corporation and any one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable because of such relationship or interest, because such director or directors were present at the meeting of the Board of Directors or of a committee thereof that authorizes, approves or ratifies such contract or transaction or because such director's or directors' votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; (b) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote on the matter, and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable as to this Corporation at the time it is authorized by the Board of Directors, a committee thereof or the stockholders.

         Section 2. Determination of Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof that authorizes, approves or ratifies a contract or transaction referred to in Section 1 of this Article VII.

         Section 3. Approval by Stockholders. For purposes of Section 1(b) of this Article VII, a conflict of interest transaction shall be authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this Section 3. Shares owned by or voted under the control of a director who has a relationship or interest in the transaction described in Section 1 of this Article VII may not be counted in a vote of stockholders to determine whether to authorize, approve or ratify a conflict of interest transaction under Section 1(b) of this Article VII. The vote of the shares owned by or voted under the control of a director who has a relationship or interest in the transaction described in Section 1 of this Article VII, shall be counted, however, in determining whether the transaction is approved under other sections of this Corporation's Bylaws and law. A majority of those shares that would be entitled, if present, to be counted in a vote on the transaction under this
Section 3 shall constitute a quorum for the purpose of taking action under this
Section 3.


                                  ARTICLE VIII

                              CERTIFICATES OF STOCK

         Section 1. Certificates for Shares. Shares may but need not be represented by certificates. The rights and obligations of stockholders shall be identical whether or not their shares are represented by certificates. If shares are represented by certificates, each certificate shall be in such form as the Board of Directors may from time to time prescribe, signed (either manually or in facsimile) by the President or a Vice President (and may be signed (either manually or in facsimile) by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of this Corporation or its facsimile), exhibiting the holder's name, certifying the number of shares owned and stating such other matters as may be required by law. The certificates shall be numbered and entered on the books of this Corporation as they are issued. If shares are not represented by certificates, then, within a reasonable time after issue or transfer of shares without certificates, this Corporation shall send the stockholder a written statement in such form as the Board of Directors may from time to time prescribe, certifying as to the number of shares owned by the stockholder and as to such other information as would have been required to be on certificates for such shares.

         If and to the extent this Corporation is authorized to issue shares of more than one class or more than one series of any class, every certificate representing shares shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of:

         (a) the designations, relative rights, preferences and limitations of the shares of each class or series authorized to be issued;

         (b) the variations in rights, preferences and limitations between the shares of each such series, if this Corporation is authorized to issue any preferred or special class in series insofar as the same have been fixed and determined; and

         (c) the authority of the Board of Directors to fix and determine the variations, relative rights and preferences of future series.

         Section 2. Signatures of Past Officers. If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate shall nevertheless be valid.

         Section 3. Transfer Agents and Registrars. The Board of Directors may, in its discretion, appoint responsible banks or trust companies in such city or cities as the Board may deem advisable from time to time to act as transfer agents and registrars of the stock of this Corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

         Section 4. Transfer of Shares. Transfers of shares of this Corporation shall be made upon its books by the holder of the shares in person or by the holder's lawfully constituted representative, upon surrender of the certificate of stock for cancellation if such shares are represented by a certificate of stock or by delivery to this Corporation of such evidence of transfer as may be required by this Corporation if such shares are not represented by certificates. The person in whose name shares stand on the books of this Corporation shall be deemed by this Corporation to be the owner thereof for all purposes and this Corporation shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Florida.

         Section 5. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by this Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner's legal representative, to pay a reasonable charge for issuing the new certificate, to advertise the matter in such manner as it shall require and/or to give this Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against this Corporation with respect to the certificate alleged to have been lost or destroyed.


                                   ARTICLE IX

                                   RECORD DATE

         Section 1. Record Date for Stockholder Actions. The Board of Directors is authorized from time to time to fix in advance a date, not more than seventy
(70) nor less than ten (10) days before the date of any meeting of the stockholders, a date in connection with the obtaining of the consent of stockholders for any purpose, or the date of any other action requiring a determination of the stockholders, as the record date for the determination of the stockholders entitled to notice of and to vote at any such meeting and any adjournment thereof, or of the stockholders entitled to give such consent or take such action, as the case may be. In no event may a record date so fixed by the Board of Directors precede the date on which the resolution establishing such record date is adopted by the Board of Directors. Only those stockholders listed as stockholders of record as of the close of business on the date so fixed as the record date shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to exercise such rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of this Corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date ten (10) days prior to the date of the stockholders' meeting.

         Section 2. Record Date for Dividend and Other Distributions. The Board of Directors is authorized from time to time to fix in advance a date as the record date for the determination of the stockholders entitled to receive a dividend or other distribution. Only those stockholders listed as stockholders of record as of the close of business on the date so fixed as the record date shall be entitled to receive the dividend or other distribution, as the case may be, notwithstanding any transfer of any stock on the books of this Corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date of authorization of the dividend or other distribution.


                                    ARTICLE X

                                    DIVIDENDS

         The Board of Directors may from time to time declare, and this Corporation may pay, dividends on its outstanding shares of capital stock in the manner and upon the terms and conditions provided by the Articles of Incorporation and by law. Subject to the provisions of the Articles of Incorporation and to law, dividends may be paid in cash or property, including shares of stock or other securities of this Corporation.


                                   ARTICLE XI

                                   FISCAL YEAR

         The fiscal year of this Corporation shall be the period selected by the Board of Directors as the fiscal year.

                                   ARTICLE XII

                                      SEAL

         A corporate seal, if adopted by the Board, shall have the name of this Corporation, the word "SEAL" and the year of incorporation inscribed thereon, or be in such other form as the Board may determine, and may be a facsimile, engraved, printed or impression seal.


                                  ARTICLE XIII

                           STOCK IN OTHER CORPORATIONS

         Shares of stock in other corporations held by this Corporation shall be voted by the President or such other officer or officers or other agent or agents of this Corporation as the Board of Directors shall from time to time designate for the purpose or by a proxy thereunto duly authorized by the Board or the President.

                                   ARTICLE XIV

                                   AMENDMENTS

         Except as may be contrary to law or the Articles of Incorporation of this Corporation, these Bylaws may be altered, amended or repealed in any respect and one or more new Bylaws may be adopted by the Board of Directors; provided that any Bylaw or amendment thereto as adopted by the Board of Directors may be altered, amended or repealed by vote of the stockholders entitled to vote thereon, or a new Bylaw in lieu thereof may be adopted by the stockholders, and the stockholders may prescribe in any Bylaw made by them that such Bylaw shall not be altered, amended or repealed by the Board of Directors.


                                   ARTICLE XV

                                EMERGENCY BYLAWS

         Section 1. Scope of Emergency Bylaws. The emergency Bylaws provided in this Article XV shall be operative during any emergency, notwithstanding any different provision set forth in the preceding Articles hereof; provided, however, that to the extent not inconsistent with the provisions of this Article XV and the emergency Bylaws, the Bylaws provided in the preceding Articles shall remain in effect during such emergency. For purposes of the emergency Bylaw provisions of this Article XV, an emergency shall exist if a quorum of this Corporation's directors cannot readily be assembled because of some catastrophic event. Upon termination of the emergency, these emergency Bylaws shall cease to be operative.

         Section 2. Call and Notice of Meeting. During any emergency, a meeting of the Board of Directors may be called by any officer or director of this Corporation. Notice of the date, time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

         Section 3. Quorum and Voting. At any such meeting of the Board of Directors, a quorum shall consist of any one or more directors, and the act of the majority of the directors present at such meeting shall be the act of this Corporation.

         Section 4. Appointment of Temporary Directors.

               (a) The director or directors who are able to be assembled at a meeting of directors during an emergency may assemble for the purpose of appointing, if such directors deem it necessary, one or more temporary directors (the "Temporary Directors") to serve as directors of this Corporation during the term of any emergency.

               (b) If no directors are able to attend a meeting of directors during an emergency, then such stockholders as may reasonably be assembled shall have the right, by majority vote of those assembled, to appoint Temporary Directors to serve on the Board of Directors until the termination of the emergency.

               (c) If no stockholders can reasonably be assembled in order to conduct a vote for Temporary Directors, then the President or his or her successor, as determined pursuant to Section 9 of Article IV herein, shall be deemed a Temporary Director of this Corporation, and such President or his or her successor, as the case may be, shall have the right to appoint additional Temporary Directors to serve with him or her on the Board of Directors of this Corporation during the term of the emergency.

               (d) Temporary Directors shall have all of the rights, duties and obligations of directors appointed pursuant to Article III hereof, provided, however, that a Temporary Director may be removed from the Board of Directors at any time by the person or persons responsible for appointing such Temporary Director, or by vote of the majority of the stockholders present at any meeting of the stockholders during an emergency, and, in any event, the Temporary Director shall automatically be deemed to have resigned from the Board of Directors upon the termination of the emergency in connection with which the Temporary Director was appointed.

         Section 5. Modification of Lines of Succession. Either before or during any emergency, the Board of Directors may provide, and from time to time modify, lines of succession different from that provided in Section 9 of Article IV in the event that during such an emergency any or all officers or agents of this Corporation shall for any reason be rendered incapable of discharging their duties.

         Section 6. Change of Principal Office. The Board of Directors may, either before or during any such emergency, and effective during such emergency, change the principal office of this Corporation or designate several alternative head offices or regional offices, or authorize the officers of this Corporation to do so.

         Section 7. Limitation of Liability. No officer, director or employee acting in accordance with these emergency Bylaws during an emergency shall be liable except for willful misconduct.

         Section 8. Amendment or Repeal. These emergency Bylaws shall be subject to amendment or repeal by further action of the Board of Directors or by action of the stockholders, but no such amendment or repeal shall affect the validity of any action taken prior to the time of such amendment or repeal. Any amendment of these emergency Bylaws may make any further or different provision that may be practical or necessary under the circumstances of the emergency.

                                   ARTICLE XVI

                 PRECEDENCE OF LAW AND ARTICLES OF INCORPORATION

         Any provision of the Articles of Incorporation of this Corporation shall, subject to law, control and take precedence over any provision of these Bylaws inconsistent therewith.